UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: November 13, 2000

                           THE QUIZNO'S CORPORATION
            (Exact name of registrant as specified in its charter)

     Colorado                     000-23174              84-1169286
----------------------------     -----------            -------------
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)       Identification No.)        File Number)

                   1415 Larimer Street, Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (720)359-3300


                                      None
          (Former name or former address, if changes since last report)

 Item 5. Other Events.

     Press Release, on November 13, 2000, announcing the commencement of a self tender offer by The Quizno's Corporation, for its outstanding shares of common stock at $8.00 per share.

Exhibits
--------
Exhibit 99.1 Copy of above press release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE QUIZNO'S CORPORATION


Date: November 14, 2000                     By:/s/John L. Gallivan
                                               -------------------
                                               John L. Gallivan
                                               Chief Financial Officer

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